INVESTMENT AGREEMENT


      THIS INVESTMENT AGREEMENT, dated as of February 7, 2000, is entered into by and between KCEP VENTURES II, L.P., a Kansas limited partnership ("Purchaser"), and AIRPORT SYSTEMS INTERNATIONAL, INC., a Kansas corporation ("Company").

                                    RECITALS

      A. Company is in the business of developing, manufacturing and marketing navigational aids, and is entering the business of electronic contract manufacturing and acquiring related entities.

      B. Immediately prior to the consummation of the transactions contemplated herein, the Company will consummate the transactions contemplated by that certain Stock Purchase Agreement by and among the Company, DCI, Inc. ("DCI"), Chris I. Hammond, Larry C. Klusman and William D. Cook in which DCI will become a wholly-owned subsidiary of the Company (the "Stock Purchase Agreement"), followed by consummation of the transactions contemplated by that certain Asset Purchase Agreement by and among DCI, KHC of Lenexa, L.L.C. ("KHC"), Hammond, Klusman and Cook (the "Asset Purchase Agreement"). The purchases under both the Stock Purchase Agreement and Asset Purchase Agreement shall be financed by Bank of America, N.A. ("BOA"), which financing shall be evidenced by a Loan and Security Agreement by and among the Company, DCI and BOA (the "Loan Agreement") and the Assignment and Assumption among DCI, BOA, KHC, UMB Bank, N.A., and the City of Lenexa (the "Assignment Agreement"). The Stock Purchase Agreement, the Asset Purchase Agreement, the Loan Agreement and the Assignment Agreement and any and all documents contemplated therein to be executed and delivered shall be collectively referred to as the "Transaction Documents."

      C. Purchaser desires to invest in Company pursuant to the terms and conditions of this Agreement.

                                    AGREEMENT

      In consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    AUTHORIZATION AND SALE OF COMMON STOCK, DEBENTURE AND WARRANT.

            1.1 AUTHORIZATION. Company has, or on or before the Closing (as defined in Section 2 below) will have, duly authorized and reserved for issuance as described below:

                  (a) COMMON STOCK. Up to 410,715 shares of its voting common stock, $.01 par value (the "Common Stock"), having the rights, restrictions, privileges, and preferences set forth in the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation");

                  (b) CONVERTIBLE SUBORDINATED DEBENTURE. A convertible subordinated debenture (the "Convertible Subordinated Debenture") in an amount of $500,000, with a conversion price of $3.00 per share (the "Debenture Price"), in substantially the form attached hereto as Exhibit A; and

                  (c) WARRANT. A warrant (the "Warrant") granting Purchaser the right to purchase 45,635 shares of Common Stock for $150,595.50 (or $3.30 per share) (the "Warrant Price"), in substantially the form attached hereto as Exhibit B.

            1.2 SALE OF THE COMMON STOCK. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2 below) Company will sell and issue to Purchaser, and Purchaser will acquire, 198,413 shares of Common Stock for $500,000 (or $2.52 per share) (the "Common Stock Purchase Price").

            1.3 SALE OF CONVERTIBLE SUBORDINATED DEBENTURE. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2 below) Company will sell and issue to Purchaser, and Purchaser will acquire, the Convertible Subordinated Debenture in the amount of $500,000.

            1.4 SALE OF WARRANT TO PURCHASE COMMON STOCK. Subject to the terms and conditions of this Agreement, Company will execute and deliver to Purchaser, and Purchaser will acquire, at the Closing (as defined in Section 2 below), the Warrant. Together, the shares of Common Stock acquired pursuant to Section 1.2, the Convertible Subordinated Debenture and the Warrant are referred to herein as the "Securities."

            1.5   USE OF PROCEEDS.

                  (a) WORKING CAPITAL. Company will use the proceeds from the sale of the Securities for general working capital purposes and to fund acquisitions in the electronic contract manufacturing business pursuant to the acquisition plan, attached hereto as Exhibit C, agreed to between Company and Purchaser. Pending such use, Company shall place such proceeds in one or more federally insured deposit accounts.

                  (b) LIMITATIONS. Notwithstanding anything herein to the contrary, no portion of the proceeds from the sale of the Securities sold will be used (i) for relending or reinvesting, if Company's primary purpose involves, directly or indirectly, providing funds to others, (ii) for the purchase of debt obligations, factoring, or the long-term leasing of equipment with no provision for maintenance or repair, (iii) to, directly or indirectly, provide capital or financing to a company licensed under the Small Business Investment Act of 1958, as amended (together with the rules and regulations thereunder, the "SBI Act"),
(iv) to acquire, or to pay obligations relating to the prior acquisition of, land or improved real estate to be held, without prompt and substantial improvement, for resale or leasing to others, (v) outside the United States (except that all or any portion of such proceeds may be used by Company in the domestic production of products for distribution abroad or to acquire abroad materials used in such production, provided the major portion of the assets and activities of Company after such proceeds are so employed remains within the territorial jurisdiction of the United States), (vi) for any purpose contrary to the public interest (including but not limited to activities which are in


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

violation of law or inconsistent with free competitive enterprise), (vii) to purchase goods or services from a supplier that is an "associate" (as defined in Section 107.50 of Title 13 of the Code of Federal Regulations (the "CFR")) of Purchaser if 50% or more of such proceeds will be used to purchase goods or services from any such supplier (provided, however, that (A) in no event may such proceeds be used to purchase capital goods from an associate supplier, and
(B) such goods and services shall be at a price no greater than that charged other customers of the associate supplier), or (viii) to acquire "farm land" (as that term is defined in Section 107.720 of Title 13 of the CFR).

                  (c) UNAUTHORIZED DIVERSION. Unless specifically consented to by Purchaser, any (i) diversion by Company of the proceeds from the sale of the Securities from the purposes set forth in this Section 1.5 or (ii) change in Company's business activity within the 12-month period following the Closing (as defined in Section 2 below) that renders the Securities an ineligible investment for Purchaser pursuant to Section 107.760(b) of Title 13 of the CFR shall constitute an event of default under this Agreement. Upon the occurrence of such event of default, Purchaser shall have the right to demand immediate repurchase of, and Company shall immediately repurchase, (i) all the Common Stock acquired pursuant to Section 1.2 above and held by Purchaser, at a per share purchase price equal to $2.52, (ii) the Convertible Subordinated Debenture held by Purchaser, at face value plus all accrued interest thereon, (iii) any shares of Common Stock held by Purchaser as a result of the conversion of the Convertible Subordinated Debenture, at a per share purchase price equal to $3.00 for any Common Stock issued to Purchaser, and (iv) any purchased and issued Common Stock acquired pursuant to the Warrant, at a per share purchase price equal to $3.30. In addition, the Warrant shall be cancelled.

      2.    THE CLOSING.

            2.1 THE CLOSING. The closing of the sale and purchase of the Common Stock, Convertible Subordinated Debenture and the Warrant (the "Closing") under this Agreement shall take place at the offices of Blackwell Sanders Peper Martin LLP ("Legal Counsel's Offices"), 2300 Main, Suite 1100, Kansas City, Missouri 64108 at 10:00 a.m., Central Time, on February 7, 2000 (the "Closing Date"), or at such other time, date and place as are mutually agreeable to Company and Purchaser, but in no event later than 5:00 p.m., Central Time, on March 15, 2000. At the Closing, Company will deliver to Purchaser a certificate or certificates for 198,413 Common Stock shares registered in the name of Purchaser against receipt by Company, as consideration, of the Common Stock Purchase Price by wire transfer, check, or other method acceptable to Company. At the Closing, Company will deliver to Purchaser the Convertible Subordinated Debenture in the name of the Purchaser against receipt by Company, as consideration, of the Debenture Price, by wire transfer, check or other method acceptable to Company. At the Closing, Company will deliver to Purchaser the Warrant in the name of the Purchaser. In addition, the Company will pay the Purchaser a commitment fee in the amount of $20,000 at the Closing.

            2.2 If at Closing any of the applicable conditions specified in
Section 5 hereof shall not have been fulfilled, Purchaser shall, at its election, be relieved of its obligations to purchase Securities at such Closing without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

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

      3. REPRESENTATIONS OF COMPANY. Subject to and except as disclosed by Company in the schedules attached hereto, Company hereby represents and warrants to Purchaser as follows:

            3.1 ORGANIZATION AND STANDING. Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Kansas and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it, to enter into and perform this Agreement, and to carry out the transactions contemplated by this Agreement. Company is duly qualified to do business as a foreign corporation in every other jurisdiction in which the failure to so qualify would have a material adverse effect on Company's operations or financial condition.

            3.2 CAPITALIZATION. The authorized capital stock of Company (immediately prior to the Closing) will consist of: 5,000,000 shares of common stock, $.01 par value, of which (i) 198,413 shares are reserved for issuance of Common Stock, (ii) 166,667 shares are reserved for issuance upon the conversion of the Convertible Subordinated Debenture (iii) 45,635 shares are reserved for issuance upon the exercise of the Warrant, (iv) 475,000 shares are reserved for issuance pursuant to the Company's option plan, and (v) 2,230,500 shares are issued and outstanding, with 150,000 shares to be issued to three individuals pursuant to that certain Stock Purchase Agreement (as defined below).

All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as otherwise provided in this Agreement or as set forth on SCHEDULE 3.2 hereto: (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of Company is authorized or outstanding, (ii) there is not any commitment of Company to issue any subscription, warrant, option, convertible security, or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of Company, and (iii) Company has no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as otherwise provided in this Agreement or as set forth on SCHEDULE 3.2 hereto, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of Company or (ii) any rights with respect to the registration of any capital stock of Company under the Securities Act of 1933, as amended (the "Securities Act"). All of the issued and outstanding shares of Common Stock have been offered, issued, and sold by Company in compliance with applicable federal and state securities laws.

            3.3 SUBSIDIARIES. Except as set forth on SCHEDULE 3.3 hereto, Company has no subsidiaries nor owns or controls, directly or indirectly, any other corporation, association or business entity.

            3.4 DEBTHOLDERS AND STOCKHOLDERS LIST AND STOCKHOLDERS' AGREEMENTS. The Company has no debt securities outstanding other than those notes disclosed on SCHEDULE 3.4 hereto. Except as set forth on SCHEDULE 3.4 hereto, there are no agreements, written or oral, between Company and any holder of its capital stock. No provision of this Agreement activates, or will activate, the rights or obligations of any party under a stockholder rights plan or voting agreement to which the Company is a party. The transactions contemplated herein, including the

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

conversion and exercise of the Convertible Subordinated Debenture and the Warrant, respectively, shall not result in any loss by the Purchaser of the right to vote as a stockholder of the Company any shares of common stock acquired hereunder pursuant to the provisions set forth in section 17-1286 et. al, Control Shares Acquisitions, of the Kansas statutes.

            3.5 ISSUANCE OF SECURITIES. The issuance, sale, and delivery of the Securities in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Convertible Subordinated Debenture and exercise of the Warrant, have been or will be, on or prior to the applicable Closing, duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of Company, and the shares when so issued, sold, and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion or exercise of the Convertible Subordinated Debenture, when issued upon such conversion or exercise, will be duly and validly issued, fully paid, and nonassessable.

            3.6 AUTHORITY FOR AGREEMENT. The execution, delivery, and performance by Company of this Agreement and all other agreements required to be entered into pursuant to this Agreement have been or will be, on or prior to the applicable Closing, duly authorized by all necessary corporate action, and duly executed and delivered by Company. This Agreement and such other agreements constitute valid and binding obligations of Company enforceable in accordance with their respective terms. The execution and performance of the transactions contemplated by this Agreement and such other agreements to be executed and delivered by Company hereunder and compliance with their provisions by Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its Articles of Incorporation or bylaws, any indenture, lease, agreement, or other instrument to which Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to Company.

            3.7 GOVERNMENTAL CONSENTS. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority is required on the part of Company in connection with the execution and delivery of this Agreement, the offer, issue, sale and delivery of the Securities, or the other transactions to be consummated at the applicable Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of such Closing. Based on the representations made by Purchaser in Section 4 of this Agreement, the offer and sale of the Securities to Purchaser will be exempt from registration under applicable federal and state securities laws.

            3.8 LITIGATION. Except as set forth on SCHEDULE 3.8, there is no action, suit, proceeding, or investigation pending, or, to the best of Company's knowledge, any basis therefor or threat thereof, against Company which questions the validity of this Agreement or Company's right to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in Company's assets, condition (financial or otherwise), business, or prospects, nor is there any litigation pending, or, to the best of Company's knowledge, any basis therefor or threat thereof, against Company by reason of the past employment relationships, the proposed activities of Company, or negotiations by Company with possible investors in Company.



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

            3.9 FINANCIAL STATEMENTS; ABSENCE OF LIABILITIES. On or before the date hereof, Company has furnished to Purchaser a complete and correct copy of the balance sheet of Company (the "Audited Balance Sheet") as of April 30, 1999 (the "Audited Balance Sheet Date"), and the related statements of operations and of changes in financial position for the 12 months then ended (collectively, the "Audited Financial Statements"), a complete and correct copy of the balance sheet of the Company (the "Unaudited Balance Sheet") as of October 31, 1999 (the "Unaudited Balance Sheet Date"), and the related unaudited statements of operations and of changes in financial position for the six months then ended, (collectively, the "Unaudited Financial Statements"). (The Audited Financial Statements and the Unaudited Financial Statements are collectively referred to herein as the "Financial Statements"). The Financial Statements are complete and correct, are in accordance with the books and records of Company, and present fairly the financial condition and results of operations of Company, as of the dates and for the periods indicated, and the Audited Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") in all material respects. Company did not have, at the Unaudited Balance Sheet Date, any liabilities of any type which in the aggregate exceeded $25,000, whether absolute or contingent, which were not fully reflected on the Unaudited Balance Sheet, and, since the Unaudited Balance Sheet Date, (x) no material change to Company's net worth has occurred and (y) Company has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business, incurred in connection with acquisitions publicly disclosed, or in connection with and as disclosed in this Agreement. Attached as EXHIBIT 3.9 is certain financial and operating information relating to DCI that was provided by the Company to the Purchaser; provided, however, that no representation in this Section 3.9 is made as to the accuracy of any projections, pro formas or forecasts. The projections, pro formas and forecasts delivered to the Purchaser by the Company were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of conditions existing at the time of delivery.

            3.10 TAXES. Company has set aside sufficient funds for the payment of all accrued and unpaid federal, state, county, local, and foreign taxes for all current and prior periods. Company has filed or has obtained presently effective extensions with respect to all federal, state, county, local, and foreign tax returns which are required to have been filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid. Federal income tax returns of Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to Company's knowledge, threatened.

            3.11 PROPERTY AND ASSETS. Company has good title to all of its material properties and assets, including all material properties and assets reflected in the Balance Sheet, except those disposed of in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge, or encumbrance other than those encumbrances described in the Balance Sheet or the most recent balance sheet delivered to Purchaser pursuant to Subsection 7.2(a)(i) below (the "Most Recent Balance Sheet"), if any.

            3.12 PATENTS AND TRADEMARKS. Company owns or possesses, or can obtain by payment of royalties in amounts which, in the aggregate, do not materially and adversely affect Company's proposed business and prospects, all of the patents, trademarks, service marks, trade names, copyrights, proprietary rights, trade secrets, and licenses or rights to the foregoing, necessary for the conduct of Company's business as conducted and as proposed to be conducted. To Company's knowledge, the contract electronics manufacturing business proposed by Company will not cause Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets, or other proprietary rights of any other person or entity.

            3.13 INSURANCE. Company maintains valid policies of insurance with respect to its properties and business of the kinds and in amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, and employment-related accidents of Company's employees.

            3.14 MATERIAL CONTRACTS AND OBLIGATIONS. Company has disclosed to Purchaser a list of all material agreements of any nature to which Company is a party or by which it is bound, including, without limitation, (a) each agreement which requires future expenditures by Company in excess of $100,000 in the aggregate, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase, and similar plans and arrangements, and (c) any agreement to which any stockholder, officer, or director of Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities
Act), is presently a party, including any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. All of such agreements and contracts are, to Company's knowledge, valid, binding, and in full force and effect.

            3.15 COMPLIANCE. To Company's knowledge, Company has, in all material respects, complied with all laws, regulations, and orders applicable to its present and proposed business and has all material permits and licenses required thereby. There is no term or provision (other than those requiring payment of amounts owed) of any material mortgage, indenture, contract, agreement, or instrument to which Company is a party or by which it is bound, or, to the knowledge of Company, of any provision of any state or federal judgment, decree, order, statute, rule, or regulation applicable to or binding upon Company, which materially and adversely affects or, so far as Company may now foresee, in the future is reasonably likely to materially and adversely affect, the business, prospects, condition, affairs, or operations of Company or any of its properties or assets.

            3.16 ABSENCE OF CHANGES. Since the Unaudited Balance Sheet Date there has been no material adverse change in the condition, financial or otherwise, net worth, or results of operations of Company, other than changes occurring in the ordinary course of business, which changes have not, individually or in the aggregate, had a material adverse effect on the business, prospects, properties, or condition, financial or otherwise, of Company.

            3.17 EMPLOYEES. Company is not aware that any employee is obligated under any contract (including any license, covenant, or commitment of any nature), or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of Company or would conflict with

Company's business as conducted. To Company's knowledge, no prior employer of any employee of Company has any right to or interest in any inventions, improvements, discoveries, or other information assigned to Company by such employee. All non-management employees of Company who have access to confidential or proprietary information of Company have executed and delivered proprietary information agreements with nondisclosure and assignment of invention provisions ("Non-Disclosure Agreements"), and all of such agreements are in full force and effect. None of the employees of Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to Company (including, without limitation, any organizational drive) or, to Company's knowledge, threatened.

            3.18 ERISA. To the Company's knowledge, the employee benefit plans sponsored by the Company and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are in compliance with ERISA. The Company is not subject to any audit involving any of such plans and such plans are not subject to any litigation or disputed claims for benefits.

            3.19 BOOKS AND RECORDS. The minute books of Company contain complete and accurate records of all official meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. To the Company's knowledge, the stock records of Company are complete and reflect all issuances, transfers, repurchases and cancellations of shares of Company's capital stock.

            3.20 DISCLOSURES. Neither this Agreement nor any exhibit or schedule hereto, nor any certificate or instrument furnished to Purchaser (or its legal counsel) in connection with the transactions contemplated by this Agreement when read together, contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or prospects of Company which has not been disclosed to Purchaser.

            3.21 SMALL BUSINESS CONCERN. Company, together with its "affiliates" (within the meaning set forth in Section 121.103 of Title 13 of the CFR), is a "small business concern" (as that term is defined in the SBI Act, including
Section 121.105(a) of Title 13 of the CFR). The information set forth in the documents provided to Purchaser pursuant to the SBI Act remain accurate and complete.

            3.22 SECURITIES AND EXCHANGE COMMISSION DOCUMENTS. The Company has made available to the Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 1997 (the "Company SEC Documents") which are all the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, or the Securities and Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which there were made, not misleading. The financial statements of the Company included in the Company SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the Unaudited Financial Statements, to normal, recurring adjustments, none of which are material) the consolidated financial position of the Company and its consolidated subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company for the periods presented therein.

            3.23  COMPLIANCE WITH SMALL BUSINESS INVESTMENT ACT REQUIREMENTS.

                  (a) The Company has not engaged in any activities and does not intend to use directly or indirectly the proceeds from the issuance of the Securities or any other proceeds received from the Purchaser, for any purpose for which a Small Business Investment Company is prohibited from providing funds by the Small Business Investment Act and the regulations thereunder, including Title 13, Code of Federal Regulations, Part 107 (collectively "SBIA").

                  (b) Neither the Company nor any of its officers, directors, or shareholders or, to the best of the Company's knowledge, its employees directly or indirectly own or control, or are related to any Person who owns or controls, any interest in, or is an officer, director, employee, stockholder, or agent of, the Purchaser or any entity in any way related to or affiliated with the Purchaser or any other Small Business Investment Company.

                  (c) The Company has not received, is not receiving and has no intention to apply for any assistance from the Small Business Administration or any Small Business Investment Company other than the Purchaser.

                  (d) The Company qualifies as a "small business concern" under, and is in full compliance with, the provisions of SBIA. The aggregate consolidated net worth of the Company and all other business entities affiliated with the Company does not exceed $18,000,000, and the Company's average consolidated net income in each of its last two Fiscal Years has not exceeded $6,000,000.

            3.24 TRANSACTION DOCUMENTS. The Company has furnished the Purchaser with complete and correct copies of each Transaction Document and all appendices, schedules, and exhibits attached thereto. This Agreement and the Transaction Documents are the only agreements relating to the transactions contemplated hereby to which the Company is a party. The Company is not, and after giving effect to the transactions contemplated by this Agreement will not be, in default of any of its obligations under this Agreement or any Transaction Document, and no other party to any such Transaction Document is in default on any covenant or agreement thereunder. In connection with the entering into of the Transaction Documents, the Company and each opposing party in such Transaction Document (such opposing parties collectively referred to herein as the "Third Parties") have made certain representations and warranties to each other. The Company hereby represents and warrants to the Purchaser that all of the representations and warranties made by the Company in each of the Transaction

Documents, and in any certificates or schedules or exhibits delivered in connection therewith, are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to the Purchaser as if such representations and warranties were set forth herein. In addition, the Company hereby represents and warrants to the Purchaser that the representations and warranties made by each of the Third Parties in each of the Transaction Documents, and that any certificates or schedules or exhibits delivered in connection therewith, are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to the Purchaser in all material respects as if such representations and warranties were set forth herein. For purposes of the foregoing sentence (the "Pass Through Representation"), the term "material" shall mean any inaccuracy in any representation or warranty having an adverse effect on the Company in excess of $100,000.

      4. REPRESENTATIONS OF PURCHASER. Purchaser represents and warrants to Company as follows:

            4.1 INVESTMENT. Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act. Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement and has made a detailed inquiry concerning Company, its business and its personnel. The officers of Company have made available to Purchaser any and all written information which Purchaser has requested and have answered to Purchaser's satisfaction all inquiries made by Purchaser. Purchaser is acquiring the Securities, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. Except as contemplated by this Agreement and the Exhibits hereto, Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof.

            4.2 AUTHORITY. Purchaser has full power and authority to enter into and perform this Agreement in accordance with its terms. Purchaser has not been organized specifically for the purpose of investing in Company.

            4.3 EXPERIENCE. Purchaser has carefully reviewed the representations concerning Company contained in this Agreement and has made a detailed inquiry concerning Company, its business and its personnel. The officers of Company have made available to Purchaser any and all written information Purchaser has requested and have answered to Purchaser's satisfaction all inquiries made by Purchaser.

            4.4 ACKNOWLEDGMENT OF RELATED TRANSACTIONS. Purchaser acknowledges that the transactions contemplated by this Agreement are subject to the consummation of the transactions described in the Stock Purchase Agreement, the Asset Purchase Agreement and the Loan Agreement. Purchaser acknowledges that the consummation of the transactions contemplated by those agreements is vital to this Agreement and is a condition to the obligation of the Company to sell the Securities as described herein.

      5. CONDITIONS TO THE OBLIGATIONS OF PURCHASER. The obligations of Purchaser to purchase the Securities at the Closing is subject to the fulfillment, or the waiver by Purchaser, of the following conditions on or before the Closing Date (except as expressly provided herein):

            5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of the Closing Date, with the exception that such representations and warranties do not take into account the prior closing of the transactions contemplated by the Transaction Documents.

            5.2 PERFORMANCE. Company shall have substantially performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by Company prior to or at the Closing.

            5.3 OPINION OF COUNSEL. Purchaser shall have received an opinion from Blackwell Sanders Peper Martin LLP, counsel for Company, dated the Closing Date, addressed to Purchaser, and in substantially the form and substance attached hereto as Exhibit D.

            5.4 INVESTOR'S RIGHTS AGREEMENT. The Investor's Rights Agreement attached hereto as Exhibit E (the "Investor's Rights Agreement") shall have been executed and delivered by Company and Purchaser.

            5.5 BOARD OF DIRECTORS. Company's Board of Directors shall comprise seven members appointed in accordance with the Investor's Rights Agreement.

            5.6 SECURITIES REGISTRATIONS AND EXCHANGE LISTING. Company shall register the Securities with the securities commissioner of each jurisdiction in which registration is required (and such registrations shall be in compliance with the laws of such jurisdiction on the Closing Date), or Company shall be entitled to rely on an exemption from registration on the Closing Date. The Company shall, no later than such date as the Securities shall be registered in accordance with the Investor's Rights Agreement, cause the Common Stock to be issued at the Closing to be listed for trading on the American Stock Exchange.

            5.7 CERTIFICATES AND DOCUMENTS. All corporate and other proceedings required to be taken on the part of Company to authorize and carry out this Agreement shall have been taken, and Company shall have delivered to legal counsel of Purchaser:

                  (a) GOOD STANDING CERTIFICATE. The Certificate, as of the most recent practicable date prior to the Closing, issued by the Secretary of State of the State of Kansas, confirming the corporate good standing of Company on such date; and

                  (b) RESOLUTIONS. Resolutions of the Board of Directors of Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by an officer of Company as of the Closing Date.

            5.8 SECURITIES COMPLIANCE. Company shall comply with any and all required federal and state securities rules and regulations relating to the transactions contemplated by this Agreement.

            5.9 OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its legal counsel, and Purchaser and its legal counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

            5.10 DUE DILIGENCE. The Purchaser shall have been satisfied, in its sole and reasonable opinion with the results of its investigation of Company. Purchaser's due diligence shall in no way limit Seller's representations, warranties and agreements contained in this Agreement. Purchaser must also be satisfied that the transactions contemplated by the Transaction Documents have closed.

      6. CONDITIONS TO THE OBLIGATIONS OF COMPANY. The obligations of Company under this Agreement are subject to fulfillment, on or before the Closing Date, of each of the following conditions:

            6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

            6.2 SECURITIES REGISTRATIONS AND EXCHANGE LISTING. Company shall register the Securities with the securities commissioner of each jurisdiction in which registration is required (and such registrations shall be in compliance with the laws of such jurisdiction on the Closing Date), or Company shall be entitled to rely on an exemption from registration on the Closing Date. The Company shall, no later than such date as the Securities shall be registered in accordance with the Investor's Rights Agreement, cause the Common Stock to be issued at the Closing to be listed for trading on the American Stock Exchange.

      7.    AFFIRMATIVE COVENANTS OF COMPANY.

            7.1 INSPECTION. So long as the Convertible Subordinated Debenture remains outstanding, and consistent with but not as a limitation to any similar rights granted in the Convertible Subordinated Debenture, during normal business hours following reasonable notice and as often as may be reasonably requested, Company shall permit Purchaser, or any authorized representative thereof, to visit and inspect the properties of Company, including its corporate and financial records (and to make copies thereof and take extracts therefrom), and to discuss its business and finances with officers of Company. Purchaser shall be responsible for all expenses relating to all of such visits and inspections.

            7.2   FINANCIAL STATEMENTS AND OTHER INFORMATION.

                  (a) FINANCIAL STATEMENTS AND BUDGETS. So long as the Convertible Subordinated Debenture remains outstanding, Company will deliver to Purchaser upon request:

                        (i) Within 90 days after the end of each fiscal year of Company, a balance sheet of Company as of the end of such year and statements of income and of changes in financial condition of Company for such year (A) prepared in accordance with generally accepted accounting principles, (B) audited by an independent accounting firm acceptable to Purchaser, and (C) including (x) verification of the use of the proceeds from the sale of the Securities for the purposes intended by the SBI Act and regulations thereunder and (y) such other information as is necessary to verify the financial condition of Company and the continued eligibility of Company pursuant to Sections 107.700 to 107.880 of Title 13 of the CFR;

                        (ii) Within 30 days after the end of each calendar month (other than a calendar month during which any fiscal quarter or fiscal year of Company ends), an unaudited balance sheet of Company as of the end of such month and unaudited statements of income and of changes in financial condition of Company for such month and for the current fiscal year to the end of such month;

                        (iii) As soon as available, but in any event within 30 days after commencement of each new fiscal year, a business plan that shall contain projected quarterly and annual financial statements and quarterly and annual operating and capital budgets for such fiscal year, which such plan shall be submitted to Company's Board of Directors for approval within such time; and

                        (iv)  With   reasonable    promptness,    such   other
information and financial data concerning Company as Purchaser may reasonably request, including, without limitation, quarterly and annual budgets and summaries of financial plans.

                  (b) SBA INFORMATION. Company will upon request furnish from time to time to Purchaser promptly (and in any event within 10 days of the request) all information necessary, in the opinion of Purchaser, to enable Purchaser to prepare and file its financial statement and its economic impact statement on SBA Form 468 and any other information requested or required by any governmental agency asserting jurisdiction over Purchaser. Notwithstanding any other provision contained herein to the contrary, the covenants contained in this subsection 7.2(b) shall continue to be effective for such period of time in which (i) Purchaser owns or has the option to own any Common Stock, or other securities convertible into Common Stock, of Company and (ii) Purchaser is a licensee under the SBI Act.

                  (c) PREPARATION AND DELIVERY. The foregoing financial statements shall be prepared on a consolidated basis if Company then has any subsidiaries and shall be accompanied by a certificate of an officer of Company that, to the best knowledge of such officer, Company is in compliance with the covenants in this Section 7. The financial statements delivered pursuant to clause (ii) of paragraph (a) also shall be accompanied by a certificate of an officer of Company that, to the best knowledge of such officer, such statements have been prepared in accordance with generally accepted accounting principles, consistently applied (except as noted), and fairly present the financial condition of Company at the date thereof and for the periods covered thereby, subject to changes to reflect year-end adjustments.

            7.3 MATERIAL CHANGES AND LITIGATION. So long as the Purchaser owns Securities or Common Stock representing not less than fifty percent (50%) of the total potential amount of Common Stock, with respect to events of which Company has knowledge, Company promptly will notify Purchaser of any material adverse change in the business, properties, assets, or condition, financial or otherwise, of Company and of any litigation or governmental proceeding or investigation pending or, to Company's knowledge, threatened against Company, or any officer, director, key employee, or principal stockholder of Company and materially and adversely affecting or which, if adversely determined, would materially and adversely affect the present or proposed business, properties, assets, or condition of the Company taken as a whole.

            7.4 NONDISCLOSURE AGREEMENTS. So long as the Purchaser owns Securities or Common Stock representing not less than fifty percent (50%) of the total potential amount of Common Stock, Company will require all persons now or hereafter employed by Company who have access to confidential or proprietary information of Company to enter into Non-Disclosure Agreements, unless the Board of Directors of Company, by unanimous vote, elects to waive such requirement of an employee of Company.

            7.5 TRANSACTIONS WITH AFFILIATES. So long as the Purchaser owns Securities or Common Stock representing not less than fifty percent (50%) of the total potential amount of Common Stock, except as specifically acknowledged and consented to in this Agreement, Company will not, and will not permit any subsidiary of Company to, directly or indirectly enter into any transaction or group of related transactions with any affiliate of Company except pursuant to the reasonable requirements of Company's or the subsidiary's business and upon fair and reasonable terms no less favorable to Company or the subsidiary than would be obtainable in a comparable arm's-length transaction. For purposes of this Section 7.5, (a) a person that directly or indirectly controls, is controlled by, or is under common control with another person is an "affiliate" of such other person, (b) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise, and (c) a corporation or other entity, a majority of the voting stock or equity interests having voting rights of which is owned or controlled by Company, is a "subsidiary" of Company.

            7.6 POST-CLOSING BLUE SKY FILINGS. Company agrees to timely make all required post-closing filings, if any, with state blue sky authorities and the American Stock Exchange.

            7.7 CONDUCT OF THE COMPANY PENDING THE CLOSING. Company agrees that from the date hereof to the Closing Date (subject to written consent by Purchaser to the contrary):

                  (a)   (i)   Company  will carry on its business in the usual
and ordinary course;

                        (ii) Company will not, except in the ordinary course of its business and consistent with its past practice, increase the rates of pay or benefits from any officers, employees or agents;

                        (iii) Company will not make any material change to its material agreements and will not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of its business and the best interest of its business;

                        (iv) Company will not take any actions that would result in any of the representations or warranties set forth herein being untrue;

                        (v) Company will deliver or cause to be delivered to the Buyer supplemental information concerning events subsequent to the date hereof that would render any statement, representation or warranty in this Agreement or any information contained in any Schedule inaccurate or incomplete in any material respect at any time after the date hereof until the Closing Date.

                  (b) Company will not, directly or indirectly, through any officer, director, agent or otherwise (i) solicit, initiate, or encourage submission of proposals or offers from any person relating to any acquisition or purchase of all or a material portion of its assets, or any merger, consolidation or business combination with Company (except as may relate to the contemplated acquisitions of the stock of DCI, Inc. and the assets of KHC of Lenexa, L.L.C.), or (b) participate in any discussions or negotiations regarding, or furnish to any other person, any non-public information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing. Company shall promptly notify Purchaser if any such proposal or offer, or any inquiry or contact with any person with respect thereto, is made.

                  (c) Company agrees to use its best efforts to obtain the satisfaction of the conditions specified in this Agreement.

            7.8 NAME CHANGE. At the next meeting of the stockholders of the Company following the Closing of the transactions contemplated herein, the Board of Directors of the Company shall recommend for approval by the stockholders that the name "Airport Systems International, Inc." be changed to a name selected by the Board of Directors and undertake a reorganization of the Company's corporate structure.

            7.9 OBLIGATION RELATING TO PASS THROUGH REPRESENTATION. The Company shall be deemed not to have breached the Pass Through Representation in Section
3.23 above if it diligently pursues, and the Company agrees that it shall diligently pursue, its rights and remedies relating to the breach of any material representation or warranty made by any Third Party described therein.

      8. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      9.    TRANSFERS OF CERTAIN RIGHTS.

                  (a) APPLICABLE PROVISIONS. Without the prior written consent of Company, only the rights under this Agreement granted to Purchaser under
Section 7 may be transferred by Purchaser and such rights may be transferred only to a person or entity acquiring at least that portion of the Securities from the Purchaser that is greater than 50% of the Common Stock or rights or securities convertible into more than 50% of the Common Stock; PROVIDED, HOWEVER, that Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned; AND, PROVIDED FURTHER that the transferor shall only retain such rights if, following the transfer, the transferor retains not less than such threshold amount of the Securities.

                  (b) TRANSFEREES. Any transferee to whom rights under Section 7 are transferred shall, as a condition to such transfer, deliver to Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Purchaser under this Agreement to the same extent as if such transferee were Purchaser hereunder.

                  (c) SUBSEQUENT TRANSFEREES. A transferee to whom or to which rights are transferred pursuant to this Section 9 may not again transfer such rights to any other person or entity, other than as provided in Subsection 9(a) or (b) above.

      10. CONFIDENTIALITY. Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary, or secret information that Purchaser may obtain from Company pursuant to financial statements, reports, and other materials submitted by Company to Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public.

      11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

      12. EXPENSES. Company shall pay at the closing all legal and other out-of-pocket costs incurred by Purchaser with respect to the transaction (in an aggregate amount not to exceed $30,000), including the reasonable costs and expenses of Stinson, Mag & Fizzell, P.C. legal counsel representing Purchaser, in connection with the review of this Agreement and the closing of the transactions contemplated hereby. If the transaction contemplated herein does not close, Company shall only be obligated to pay such expenses if the failure to close is (i) due to the decision by the Company not to proceed, or (ii) due to the decision by the Purchaser not to proceed if, and only if, the Company failed to perform a condition of Closing as provided in this Agreement. Upon receipt of the payment described in the foregoing sentence, Purchaser shall have no other rights or claims against Company hereunder.

      13. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, or by facsimile, receipt confirmed:

      If to Purchaser, at 233 West 47th Street, Kansas City, Missouri 64112, facsimile number (816) 960-1777, Attention: David J. Schulte, or at such other address or facsimile number as may have been furnished to Company in writing by Purchaser with a copy to: Stinson, Mag & Fizzell, P.C., 1201 Walnut, Suite 2800, Kansas City, Missouri 64141, Attention:
      Lynn Snelgrove, Esq.

      If to Company, at 11300 West 89th Street, Overland Park, Kansas, 66214 facsimile number (913) 492-0861, Attention: Keith S. Cowan, or at such other address or facsimile number as may have been furnished to Purchaser in writing by Company, with a copy to: Blackwell Sanders Peper Martin LLP, 2300 Main Street, Suite 1000, Kansas City, Missouri 64108, Attention: Steven F. Carman, Esq.; and

Notices provided in accordance with this Section 13 shall be deemed delivered upon personal delivery, three days after deposit in the mail, or upon facsimile delivery.

      14. BROKERS. Each of Company and Purchaser (a) represents and warrants to the other parties hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (b) will indemnify and save the other party harmless from and against any and all claims, liabilities, or obligations with respect to consulting fees or brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

      15. COMPLIANCE AND FURTHER ASSURANCES. Each party to this Agreement agrees to execute and deliver, or cause to be executed and delivered, all certificates, instruments, agreements, and other documents contemplated to be executed and delivered on or before the Closing Date and such other documents and instruments as may be requested by such other party to consummate the transactions contemplated by this Agreement.

      16.   INDEMNIFICATION.

            16.1 INDEMNIFICATION BY THE COMPANY. The Company hereby indemnifies and holds harmless, for a period of eighteen (18) months from the date hereof, the Purchaser, its officers, directors, agents, attorneys, and affiliates, and their respective successors and assigns, from and against any loss, damage, or expense (including reasonable attorneys' fees) caused by or arising out of:

                  (a) any breach or default in the performance by the Company of any covenant or agreement of the Company contained in this Agreement or in any agreement executed in conjunction herewith or transaction contemplated hereby;

                  (b) any breach of any representation or warranty made by the Company herein, in any Exhibit hereto, or in any certificate or other instrument delivered by the Company pursuant hereto; or

                  (c) any liability arising out of any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

            16.2 INDEMNIFICATION BY PURCHASER. The Purchaser hereby indemnifies and holds harmless, for a period of eighteen (18) months from the date hereof, the Company, its officers, directors, agents, attorneys and affiliates, and their respective successors and assigns from and against any loss, damage, or expense (including reasonable attorneys' fees) caused by or arising out of:

                  (a) any breach of any representation or warranty made by the Purchaser herein, in any Exhibit hereto, or in any certificate or other instrument delivered by the Purchaser pursuant hereto; or

                  (b) any liability arising out of any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

            16.3 CONDITIONS OF INDEMNIFICATION. The respective obligations and liabilities of the Company and the Purchaser to the other under Sections 16.1 and 16.2 hereof with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

                  (a) within 10 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, or with reasonable promptness after the assertion in writing of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process, or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided, however, that the party to be indemnified may participate in the defense with counsel of its own choice and at its own expense.

                  (b) in the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of other indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

                  (c) anything in this Section 16.3 to the contrary notwithstanding, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified, which consent shall not be unreasonably withheld.

                  (d) the party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

      17. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      18. AMENDMENTS AND WAIVERS. This Agreement may only be amended and the observance of any term of this Agreement may only be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this Section 18 shall be binding upon each holder of any Securities (including shares of Common Stock into which such Securities have been converted), each future holder of all such securities, and Company. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

      19.   COUNTERPARTS.   This   Agreement   may  be   executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      20. HEADINGS; EXHIBITS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement. The exhibits attached hereto are incorporated herein by reference and are part and parcel of this Agreement.

      21. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      22. EQUITABLE REMEDIES. The rights and remedies of any of the parties hereto shall not be mutually exclusive (i.e., the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provision hereof). Each party acknowledges and confirms that its breach or threatened breach of this Agreement may cause irreparable injury to the one or more of the other parties for which damages at law (i.e., monetary damages) may be an inadequate remedy and agrees that, in such event, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy; provided, however, that nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law or by statute or otherwise of any party aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention hereof to make clear the agreement of the parties that the respective rights and obligations of the parties hereunder shall be enforceable in equity as well as at law or otherwise.

      23.   INTERPRETATION.

            23.1 DIRECTLY OR INDIRECTLY. Any provision of this Agreement which refers to an action which may be taken by a party hereto, or which a party hereto is prohibited from taking, shall include any such action taken directly or indirectly by or on behalf of such party, including by or on behalf of any affiliate or agent of such party.

            23.2 NO PRESUMPTION. In the event any claim is made by either party hereto relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

            23.3 REFERENCES TO THIS AGREEMENT. References to numbered or lettered articles, sections, and subsections refer to articles, sections and subsections, respectively, of this Agreement unless otherwise expressly stated.

            23.4 PERSON. Except as otherwise expressly provided in this Agreement, all references to the word "person" in this Agreement include individuals, partnerships, corporations, limited liability companies, trusts, and any other legal entities or associations.

      24. GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto and their successors and assigns hereunder, shall be interpreted, construed, and enforced in accordance with the laws of the State of Kansas, excluding any conflict-of-laws rule or principle that might refer the governance or construction of this Agreement to the law of another jurisdiction.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.



                                    COMPANY:

                                    AIRPORT SYSTEMS INTERNATIONAL, INC.


                                    By:________________________________
                                          Keith S. Cowan
                                          President


                                   PURCHASER:

                                   KCEP VENTURES II, L.P.

                                   By:   KCEP II, L.C., its General Partner


                                   By:________________________________
                                        Name:  David J. Schulte
                                        Title: Managing Director

                                    EXHIBIT A

                       CONVERTIBLE SUBORDINATED DEBENTURE

                                    EXHIBIT B

                                     WARRANT

                                    EXHIBIT C

                                ACQUISITION PLAN

                                    EXHIBIT D

                                  LEGAL OPINION

                                    EXHIBIT E

                           INVESTOR'S RIGHTS AGREEMENT